UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                  FORM 8-K


                               CURRENT REPORT

                   Pursuant To Section 13 Or 15(d) Of
                   The Securities Exchange Act Of 1934


       Date of Report (Date of earliest event reported):  July 22, 2003
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                      CASCADE FINANCIAL CORPORATION
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          (Exact name of registrant as specified in its charter)

           Washington                  000-25286           91-1661954
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    (State of other jurisdiction      (Commission        (IRS Employer
         of incorporation)            File Number)      Identification No.)

                    2828 Colby Avenue, Everett, WA 98201
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         (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (425) 339-5500
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ITEM 7.  Financial Statements and Exhibits

(c)  Exhibit

99:  Press Release dated July 22, 2003

ITEM 9. Regulation FD Disclosure (Information provided under Item 12 - Results of Operation and Financial Condition)

     Pursuant to interim guidance issued by the Securities and Exchange Commission relating to Item 12 filing requirements, the Company has furnished the information required by Item 12 under Item 9 herein.

     On July 22, 2003, the Corporation released earnings information for the second quarter ended June 30, 2003. This information is provided under Item 12.



                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:    July 22, 2003                   CASCADE FINANCIAL CORPORATION

                                          By:  /s/ Carol K. Nelson
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                                                   Carol K. Nelson
  \                                              Its: President and CEO